Post-retirement benefit plans	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Post-retirement benefit plans	Post-retirement benefit plans
We provide separate defined benefit pension plans covering a small number of our employees based on years of service and pensionable pay. These plans are funded through contributions by the Company and invested in trustee administered funds. These plans are now closed to new participants and ceased accruing benefits for existing participants after December 31, 2022. Other assets as of December 31, 2023 included a $10 million asset related to the defined benefit position in respect of these pension plans. Accounts payable, accrued expenses and other liabilities as of December 31, 2022 included $3 million, related to the defined benefit obligation in respect of these pension plans.
We operate defined contribution pension plans for our employees. These plans do not have a material impact on our Consolidated Balance Sheets or Consolidated Income Statements.